Future Minimum Rental Payments Due under Leases (Detail) (USD $)	Dec. 31, 2013
Operating Leased Assets [Line Items]
2014	$ 452,928
2015	378,444
2016	378,444
2017	378,444
2018	378,444
Operating Leases, Future Minimum Payments Due, Total	$ 1,966,704